SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of report (Date of earliest event
                                   reported):
                                  May 16, 2002


                        First Financial Bankshares, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Texas                        0-7674                  75-0944023
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)


                                 400 Pine Street
                              Abilene, Texas 79601
              (Address and Zip Code of Principal Executive Offices)


                                 (915) 627-7155
              (Registrant's telephone number, including area code)


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Item 4.  Changes to Registrant's Certifying Accountants.

     On March 25, 2002, First Financial Bankshares, Inc. ("First Financial") reported that it determined not to renew the engagement of its independent accountants, Arthur Andersen LLP, effective immediately. At the time this determination was made, First Financial had not selected a firm of independent accountants to replace Arthur Andersen. After conducting a lengthy search and soliciting proposals from other large accounting firms, the Executive Committee of First Financial's Board of Directors, upon the recommendation of First Financial's Audit Committee, has elected to appoint Ernst & Young LLP as First Financial's independent accountants, effective immediately.

     During First Financial's two most recent fiscal years ended December 31, 2001, and the subsequent interim periods through May 16, 2002, First Financial did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FIRST FINANCIAL BANKSHARES, INC.

Date:  May 16, 2002                     By:    /s/ Curtis R. Harvey
                                               ----------------------
                                        Name:  Curtis R. Harvey
                                        Title: Executive Vice President and
                                                Chief Financial Officer